Exhibit 10.1

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated [   ], 2016, is made and entered into by and among AdvancePierre Foods Holdings, Inc., a Delaware corporation formerly known as Pierre Foods Holding Corporation (the “Company”), OCM APFH Holdings, LLC, a Delaware limited liability company (“Oaktree APFH”), OCM Principal Opportunities Fund IV Delaware, L.P., a Delaware limited partnership (together with Oaktree APFH, “Oaktree”) and the Persons listed on Schedule A (the “Other Stockholders”), including all other Persons who become a party hereto and are added to Schedule A from time to time.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in Section 1 hereto.

R E C I T A L S:

WHEREAS, the Company, Oaktree and the Other Stockholders previously entered into that certain Second Amended and Restated Registration Rights Agreement, dated September 30, 2010 (the “Second A&R Agreement”), establishing rights to registration under the Securities Act (as defined below) of Registrable Securities (as defined below);

WHEREAS, the Company is undertaking an underwritten initial public offering (“IPO”) of shares of Common Stock (as defined below); and

WHEREAS, in connection with the completion of the IPO, the Company, Oaktree and the Other Stockholders desire to amend and restate the Second A&R Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Certain Definitions.  As used in this Agreement, the following shall have the following respective meanings:

“Advance Stockholders” means the Persons listed on Schedule A under the heading “Advance Stockholders”  and shall include any of their respective Affiliates or transferees, in each case, to whom they transfer shares of Company Stock and rights hereunder in a manner permitted hereby.

“Adverse Disclosure” shall mean the public disclosure of material non-public information, which, in the good faith judgment of the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, (ii) would not be required to be made at such time if the

Registration Statement or prospectus were not being filed and (iii) as to which the Company has a bona fide business purpose for not publicly making.

“Affiliate” shall mean, with respect to any Person, any person that, directly or indirectly, controls, is controlled by or is under common control with such Person.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Board” shall mean the Board of Directors of the Company.

“Common Stock” shall mean the outstanding shares of Common Stock, par value $0.01 per share, of the Company.

“Company” shall have the meaning set forth in the preamble.

“Company Registration” shall have the meaning set forth in Section 2.2(a).

“Company Stock” shall mean the equity securities of the Company, including the Common Stock and any and all shares in the capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Company Stock, by combination, recapitalization, reclassification, merger, consolidation, conversion or otherwise.

“Demand Registration” shall have the meaning set forth in Section 2.1(a).

“Demanding Stockholder” shall have the meaning set forth in Section 2.1(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Form S-3” shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Governmental Authority” shall mean any government, court, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction.

“IPO” shall have the meaning set forth in the recitals.

“Majority Participants” shall have the meaning set forth in Section 2.3(a).

“Oaktree” shall have the meaning set forth in the preamble and shall include any of its Affiliates to whom it transfers shares of Company Stock and rights hereunder.

“Other Stockholder” shall have the meaning set forth in the preamble and shall include any of its Affiliates or transferees, in each case, to whom it transfers shares of Company Stock and rights hereunder in a manner permitted hereby.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Piggy-Back Registration” shall have the meaning set forth in Section 2.2(a).

“Pro Rata” shall have the meaning set forth in Section 2.1(c).

“prospectus” shall mean the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“register,” “registered,” and “Registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” shall mean (i) any Common Stock now or hereafter held by the Stockholders, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which his, hers or its rights under Section 2 are not assigned or any Registrable Securities sold pursuant to a Registration Statement or sold pursuant to Rule 144.

“Registrable Securities then outstanding” shall mean the Common Stock outstanding (on a fully-diluted basis, including those underlying options and other convertible securities to the extent they are “in the money” and vested) which are Registrable Securities.

“Registration Statement” shall mean a registration statement filed by the Company with the SEC in compliance with the Securities Act for a public offering and sale of Common Stock or other securities of the Company (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form) or in connection with (i) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, (ii) a dividend reinvestment plan or (iii) an offering of debt that is convertible into equity securities of the Company).

“Rule 144” shall have the meaning set forth in Section 2.9.

“sale,” “sell,” or “sold” shall mean and include any sale, gift, or other form of inter vivos transfer, voluntary or involuntary, including any dividend or distribution thereof and the pledging of any such stock.

“SEC” shall mean the Securities and Exchange Commission.

“Second A&R Agreement” shall have the meaning set forth in the recitals.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Shelf Registration” shall have the meaning set forth in Section 2.1(a).

“Stockholder” shall mean Oaktree and the Other Stockholders.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Violation” shall have the meaning set forth in Section 2.8(b).

2.                                      Registration Rights.

2.1                               Demand Registration.

(a)              At any time after the date hereof, Oaktree may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”); any Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof (each stockholder making a Demand Registration is referred to herein individually as a “Demanding Stockholder” and, collectively, the “Demanding Stockholders”).  As soon as practicable, and in any event within 60 days after the receipt of such request, the Company shall use its reasonable best efforts to file a Registration Statement to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by the Demanding Stockholders.  Each Registration Statement prepared at the request of a Demanding Stockholder shall be effected on such form as reasonably requested by such Demanding Stockholder, including by a “shelf” registration that permits sales on a continuous or delayed basis pursuant to Rule 415 under the Securities Act on Form S-3 (a “Shelf Registration”) if so requested by such Demanding Stockholder and the Company is then eligible to effect a Shelf Registration.  If permitted under the Securities Act, such Shelf Registration will be one that is automatically effective upon filing.

(b)                                 If the Demanding Stockholders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, the Demanding Stockholders shall so advise the Company as a part of their demand made pursuant to Section 2.1(a).  The Underwriter or Underwriters will be selected by Oaktree.  Oaktree shall (together with the Company as provided in Section 2.3(e)) enter into an underwriting agreement, in usual and customary form and reasonably acceptable to Oaktree, with the Underwriter or Underwriters of such offering.

(c)                                  Notwithstanding any other provision of this Section 2.1, if the Underwriter advises the Company in writing that marketing factors require a limitation of the number of Registrable Securities to be underwritten, then the Company shall so advise all holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and shall allocate the number of Registrable Securities to be underwritten among all Stockholders who have indicated an intention to participate in the underwriting pro rata in accordance with the number of Registrable Securities that each such Stockholder has requested to be included in such Registration, regardless of the number of Registrable Securities held by each such Stockholder (such proportion is referred to herein as “Pro Rata”).

(d)                                 Notwithstanding the other provisions of this Agreement, if the Company shall furnish to the Demanding Stockholders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board, either (i) the filing, initial effectiveness or continued use of a registration statement would be seriously detrimental to the Company and its stockholders for such registration statement and it is therefore essential to delay the filing or initial effectiveness of, or suspend the use of, such registration statement, or (ii) the filing or initial effectiveness of a Demand Registration, or the continued use of any Registration, at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such registration statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company shall, upon promptly delivering such a certificate signed by the Chief Executive Officer of the Company to the Stockholders otherwise participating in such Registration, have the right to delay the filing or initial effectiveness of, or suspend the use of, such registration statement for the shortest possible period of time determined in good faith by the Board to be necessary for such purpose.  In no event shall the Company be permitted to (A) delay the filing or initial effectiveness of, or suspend the use of, a registration statement pursuant to this Section 2.1(d) for a period in excess of 90 days, or (B) exercise its rights under this Section 2.1(d) more than once in any 12 month period.  In the event the Company exercises its rights under this Section 2.1(d), Oaktree agrees to suspend, immediately upon its receipt of notice referred to above, its use of the prospectus relating to the Registration in connection with any sale or offer to sell Registrable Securities.

(e)                                  Notwithstanding the other provisions of this Section 2.1, the Company shall not be obligated to effect, or to take any action to effect, any Registration pursuant to this Section 2.1 during the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Registration subject to Section 2.2 hereof (including a

Registration pursuant to this Section 2.1); provided that the Company is actively employing in good faith its reasonable best efforts to cause such registration statement to become effective.

(f)                                   Demanding Stockholders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration.  Subject to compliance with the other provisions of this Agreement, the Company (whether on its own determination or as the result of a withdrawal by the Demanding Stockholders) may withdraw a Registration Statement pursuant to a Demand Registration at any time prior to the effectiveness of the Registration Statement.  Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities as provided in Section 2.5.

2.2                               Piggy-Back Registration.

(a)                                 If, at any time after the date hereof, the Company proposes to register any of its stock or other securities under the Securities Act (including in connection with a Demand Registration pursuant to Section 2.1 hereof) in connection with the public offering of such securities solely for cash, whether for its own account or for the account of any other Person (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Company Stock being registered is Company Stock issuable upon conversion of debt or equity securities which are also being registered) (such registration, a “Company Registration”), the Company shall (i) promptly give each Stockholder written notice of such registration (but in no event less than 20 days prior to the anticipated filing date), which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed Underwriter or Underwriters, if any, of the offering, (ii) offer to the holders of Registrable Securities (other than Oaktree if Oaktree is a Demanding Stockholder as to such registration) in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within ten (10) days following receipt of such notice (a “Piggy-Back Registration”), and (iii) subject to the provisions of Sections 2.4 and 2.6 (if applicable), use its reasonable best efforts to include within such Registration Statement all of the Registrable Securities that each such Stockholder has requested to be registered.

(b)                                 Any Stockholder may elect to withdraw its request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement.  The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw (or postpone the filing of) a registration statement at any time prior to the effectiveness of the Registration Statement.  Notwithstanding any such withdrawal, the

Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 2.5.

(c)               In connection with any Shelf Registration (whether pursuant to Section 2.1 or at the initiative of the Company), a Stockholder may exercise “piggy-back” rights in the manner described in this Agreement to have included in such takedown Registrable Securities held by them that are registered on such shelf Registration Statement.

2.3                               Obligations of the Company.  Whenever required under this Section 2 to take action to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 Prepare and file with the SEC a registration statement with respect to such Registrable Securities, use its best efforts to cause such Registration Statement to become effective and, upon the request of the holders of a majority of the Registrable Securities registered thereunder (the “Majority Participants”), use its best efforts to keep such Registration Statement effective for a period of up to 120 days or, if shorter, until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 120-day period shall be extended by the number of days during the period (i) the Company suspends the use of such a Registration Statement pursuant to Section 2.1(d), (ii) required to prepare a prospectus supplement or amendment pursuant to Section 2.3(f), (iii) the Stockholders refrain from selling any securities included in such Registration at the request of an Underwriter of Common Stock, or other securities of the Company, and (iv) in the case of any Shelf Registration, as is necessary to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the Registration Statement.  If immediately prior to the third (3rd) anniversary of the initial effective date of any Shelf Registration Statement filed pursuant to Section 2.1(a), at least 20% of the Registrable Securities under such Shelf Registration Statement remain unsold, the Company will, prior to such third (3rd) anniversary, file a new shelf Registration Statement relating to such unsold Registrable Securities and will use its best efforts to cause such Registration Statement to be declared effective within 180 days after such third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the remaining Registrable Securities to continue as contemplated in the expired Shelf Registration.

(b)                                 Prepare and file with the SEC such amendments, supplements and free writing prospectuses to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, including, without limitation, the filing of a prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act with respect to an effective shelf Registration Statement.

(c)                                  Furnish to the holders of Registrable Securities covered by such registration statement such numbers of copies of a prospectus, including a preliminary prospectus and any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act), in conformity with the requirements of the Securities Act, and such other documents as the Majority Participants may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)                                 Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Majority Participants; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such states or jurisdictions.

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Underwriter or Underwriters of such offering.  Each Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)                                   Notify each holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)                                  Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h)                                 Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration.

(i)                                     Execute and deliver all instruments and documents and take such other actions and obtain such certificates and opinions as a Stockholder of the Registrable

Securities being sold reasonably request in order to effect a public offering of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the holders of such Registrable Securities and the Underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use its reasonable best efforts to furnish to the selling Stockholders and Underwriters of such Registrable Securities opinions and negative assurance letters of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing Underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by any such Underwriters.

(j)                                    At the request of any Stockholder requesting registration of Registrable Securities pursuant to this Section 2, cooperate with such Stockholder, the Underwriters, if any, and their respective counsel in connection with any filings required to be made with Financial Industry Regulatory Authority.

2.4                               Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Stockholder that such Stockholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required pursuant to the rules and regulations promulgated under the Securities Act to effect the registration of such Stockholder’s Registrable Securities.

2.5                               Expenses of Registration.  The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities, including (without limitation) all registration, filing, listing and qualification fees for all shares to be sold (whether on account of the Company or others), printer’s and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company and of one counsel for the selling Stockholders selected by the Majority Participants, but excluding underwriting discounts and commissions relating to Registrable Securities and the fees and disbursements of the selling Stockholders other than those identified in this Section 2.5.

2.6                               Underwriting Requirements.

(a)                                 In connection with any offering involving an underwriting of Common Stock, the Company shall not be required under Section 2.2 to include any of the Stockholders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the Underwriters selected by it (or by other persons entitled to select the Underwriters), and then only in such quantity as the Underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

(b)                                 In connection with any offering involving an underwriting of Common Stock, if the total amount of securities, including Registrable Securities, requested by the Stockholders to be included in such offering exceeds the amount of securities to be sold that the Underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the Underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the participating Stockholders in proportion (as nearly as practicable) to the amount of securities of the Company proposed to be sold by each participating Stockholder or in such other proportions as shall be mutually agreed to by such Stockholders).

2.7                               Delay of Registration.  No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8                               Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each Stockholder (and in the event such Stockholder is a trust, the grantors, beneficiaries and trustees of such trust), the partners, officers and directors of each Stockholder, any underwriter (as defined in the Securities Act) for such Stockholder and each person, if any, who controls such Stockholder or such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon a Violation (as defined below) by the Company; and the Company will pay to each such Stockholder, partner, officer, director, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Stockholder, partner, officer, director, underwriter or controlling person of such Stockholder.

(b)                                 For purposes of this Section 2.8, a “Violation” shall mean any of the following statements, omissions or violations:  (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)                                  To the extent permitted by law, each selling Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other stockholder of the Company selling securities in such Registration Statement and any controlling person of any such underwriter or other stockholder of the Company and any partner, director or officer of any other stockholder of the Company selling securities in such Registration Statement, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation made by such Stockholder, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder expressly for use in connection with such Registration; and each such Stockholder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.8(c), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8(c) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the applicable Stockholders, which consent shall not be unreasonably withheld, conditioned or delayed; provided that in no event shall any indemnity under this Section 2.8(c) exceed the net proceeds from the offering received by such Stockholder.

(d)                                 Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(e)                                  If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation or Violations that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation; provided that in no event shall any contribution by a Stockholder hereunder exceed the net proceeds from the offering received by such Stockholder.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)                                   Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)                                  The obligations of the Company and the Stockholders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 2, and otherwise.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

2.9                               Reports under the Exchange Act.  With a view to making available to holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) and any other rule or regulation of the SEC that may at any time permit a holder of Registrable Securities to sell securities of the Company to the public without registration or pursuant to a Registration on Form S-3, the Company agrees to:

(a)                                 make and keep current public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company;

(b)                                 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)                                  furnish to each holder of Registrable Securities, so long as it owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration Statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing holders of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such securities without Registration or pursuant to such form; and

(d)                                 take such further action as a holder of Registrable Securities may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of subsection (c) of Rule 144 to the extent required to enable holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of a holder of Registrable Securities, the Company will deliver to such holder of Registrable Securities a written statement as to whether it has complied with such information and requirements.

2.10                        Assignment of Registration Rights.  Any Stockholder or an Affiliate of any Stockholder may assign any or all of its rights to cause the Company to register Registrable Securities pursuant to this Section 2 to any transferee of Registrable Securities.  In the event that any of the Stockholders or an Affiliate of any of the Stockholders assigns all or any of the rights of the Stockholders or such Affiliate to cause the Company to register Registrable Securities, or to participate in a Registration, pursuant to this Section 2, such transferee shall execute and deliver to the Company such documentation deemed necessary by the Company to cause such transferee to be bound by the terms of this Agreement and the Company shall amend this Agreement in a manner reasonably acceptable to Oaktree and, to the extent their rights are adversely affected, the holders of a majority of the Registrable Securities, if any, held by, the Advance Stockholders, to provide for the allocation of rights to any such transferees of Registrable Securities.

2.11                        Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, (i) without the prior written consent of Oaktree, enter into any agreement with any holder or prospective holder of any securities of the

Company which would conflict with the rights of Oaktree under this Agreement, or (ii) without the prior written consent of the holders of a majority of the Registrable Securities, if any, held by the Advance Stockholders, enter into any agreement with any holder or prospective holder of any securities of the Company which would conflict with the rights of the Advance Stockholders under this Agreement.

2.12                        “Market Stand-Off” Agreement.  The Company and each Stockholder hereby agree that, during the period of duration specified (not to exceed 180 days) by the Company and an Underwriter, in connection with an underwritten public offering of Registrable Securities, it shall not, to the extent requested by the Company and such Underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound and other than to Affiliates) any securities of the Company held by it at any time during such period except Common Stock included in such Registration; provided, however, that all officers and directors of the Company enter into similar agreements; provided, further, however, that no Stockholder shall be subject to a period longer than that applicable to the Company’s officers and directors.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Stockholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

Notwithstanding the foregoing, the obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Forms S-4, F-4, N-14 or similar forms which may be promulgated in the future.

2.13                        Termination of Registration Rights.  No Stockholder shall be entitled to exercise any right provided for in this Section 2 as of such date that all shares of Registrable Securities held or entitled to be held upon conversion by such Stockholder may immediately be sold without restriction under Rule 144 during any subsequent 90-day period.

3.                                      Miscellaneous.

3.1                               Governing Law and Forum.

(a)                                 This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without reference to the choice of laws principles thereof).

(b)                                 The Company and the Stockholders hereby agree and consent to be subject to the exclusive jurisdiction of the Chancery Court of Delaware and, in the absence of such jurisdiction, the United States District Court for the District of Delaware and, in the absence of such federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of any Delaware state court sitting in New Castle County and hereby waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding.  In furtherance of the foregoing, each of the parties (i) waives the defense of inconvenient forum, (ii) agrees not to commence any suit, action or other proceeding arising out of this Agreement or any transactions contemplated hereby other than in any such court, and (iii) agrees that a final judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any other manner provided by law.

(c)                                  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT SUCH PARTIES MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HEREBY CERTIFIES THAT NEITHER THE OTHER PARTIES NOR ANY OF THEIR REPRESENTATIVES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL.  FURTHER, EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTIES RELIED ON THIS WAIVER OF RIGHT TO JURY TRIAL AS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT.

3.2                               Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors, and administrators of the parties hereto (including transferees of any shares of Registrable Securities).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.3                               Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof.  This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

3.4                               Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand, messenger or facsimile transmission, addressed as follows (or at such other address for a party as shall be specified by like notice): (a)  if to an Other Stockholder (other than an Advance Stockholder) listed on Schedule A or a transferee of such Other Stockholder, at such Other Stockholder’s address as set forth on Schedule A, (b) if to an Advance Stockholder listed on Schedule A or a transferee of such Advance Stockholder, at such Advance Stockholder’s address as set forth on Schedule A, with a copy (which shall not constitute notice) to [Bass, Berry & Sims PLC, 150 Third Avenue South, Suite 2800, Nashville,

Tennessee 37201, Attention: Howard H. Lamar III (Fax:  (615) 742-2709) or Lori B. Morgan (Fax: (615) 742-2780)]; (c) if to Oaktree, c/o Oaktree Capital Management, L.P.,  333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, Attention: Matthew Wilson (Fax:  (213) 830-8833), with a copy (which shall not constitute notice) to Skadden, Arps, Slate, Meagher & Flom LLP,  300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Jeffrey H. Cohen (Fax:  (213) 621-5288), or (d) if to the Company, c/o AdvancePierre Foods Holdings, Inc., 9987 Carver Road, Blue Ash, Ohio 95242, Attention: Michael B. Sims, with a copy (which shall not constitute notice) to Skadden, Arps, Slate, Meagher & Flom LLP at the address set forth in clause (c) above.  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or as having been received when delivered, if delivered by hand or by messenger (or overnight courier), 24 hours after confirmed receipt if sent by facsimile transmission or at the earlier of its receipt or on the fifth (5th) day after mailing, if mailed, as aforesaid.

3.5                               Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of another party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

3.6                               Expenses.  In the event of any dispute, controversy, action, proceeding or claim arising out of or relating to this Agreement, or the breach hereof, which is ultimately resolved by a court of competent jurisdiction, the non-prevailing party will reimburse the substantially prevailing party for its reasonable costs and expenses (including, without limitation, legal fees and expenses) actually incurred in connection with such dispute, controversy, action, proceeding or claim.

3.7                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

3.8                               Severability.  The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law.  In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

3.9                               Certain Adjustments.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares in the capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued to Stockholders in respect of, in exchange for, or in substitution for the Company Stock, by combination, recapitalization, reclassification, merger, consolidation, conversion or otherwise and the term “Company Stock” shall include all such other securities held by such Stockholders.  In the event of any change in the capitalization of the Company, as a result of any stock split, stock dividend or stock combination or otherwise, the provisions of this Agreement shall be appropriately adjusted with respect to such Stockholder.

3.10                        Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with and only with the written consent of the Company, Oaktree and, to the extent their rights are adversely affected, the holders of a majority of the Registrable Securities, if any, held by the Advance Stockholders.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

3.11                        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.12                        Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled pursuant to this Agreement.

3.13                        Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  References herein to approval of, or consent by, the Company (or other similar phrases) shall be deemed to refer to approval of, or consent by, the directors and/or duly appointed officers of the Company.

3.14                        Further Assurances.  The parties agree, without further consideration, to execute such further instruments and to take such further actions as may be necessary or desirable to carry out the purposes and intent of this Agreement.

3.15                        Termination.  This Agreement shall terminate upon the written agreement between the Company, Oaktree and the holders of a majority of the Registrable Securities, if any, held by the Advance Stockholders.

3.16                        Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliates of a Person shall be aggregated together with the shares held or acquired by such Person for the purpose of determining the availability of any rights under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as of the date first above written.

THE COMPANY

ADVANCEPIERRE FOODS HOLDINGS, INC.

By:
Name:
Title:

OAKTREE

OCM APFH HOLDINGS, LLC

By: OCM Principal Opportunities Fund IV Delaware, L.P., its manager

By: OCM Principal Opportunities Fund IV Delaware GP Inc., its general partner

By:
Name:
Title:

By:
Name:
Title:

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

By: OCM Principal Opportunities Fund IV Delaware GP Inc., its general partner

By:
Name:
Title:

[Signature Page to the Second Amended and Restated Registration Rights Agreement]

By:
Name:
Title:

OTHER STOCKHOLDERS

1998 GREG S. ALLEN FAMILY TRUST

By:
Name:
Title:

1998 MARK S. ALLEN FAMILY TRUST

By:
Name:
Title:

ALLEN FAMILY 2009 TRUST

By:
Name:
Title:

GREGORY S. ALLEN REVOCABLE TRUST

By:
Name:
Title:

DAVID L. MCLAUGHLIN REVOCABLE TRUST

By:
Name:
Title:

[Signature Page to the Second Amended and Restated Registration Rights Agreement]

JEAN E. MCLAUGHLIN REVOCABLE TRUST

By:
Name:
Title:

DAVID L. MCLAUGHLIN FAMILY 2009 TRUST

By:
Name:
Title:

JEAN E. MCLAUGHLIN FAMILY 2009 TRUST

By:
Name:
Title:

ALLEN-MCLAUGHLIN APF HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to the Second Amended and Restated Registration Rights Agreement]

SCHEDULE A

OTHER STOCKHOLDERS

Name of Stockholder	Address
Advance Stockholders:
1998 Greg S. Allen Family Trust	1515 London Rd., Charlottesville, VA 22901
1998 Mark S. Allen Family Trust	1515 London Rd., Charlottesville, VA 22901
Allen Family 2009 Trust	1515 London Rd., Charlottesville, VA 22901
Gregory S. Allen Revocable Trust	1515 London Rd., Charlottesville, VA 22901
David L. McLaughlin Revocable Trust	1515 London Rd., Charlottesville, VA 22901
Jean E. McLaughlin Revocable Trust	1515 London Rd., Charlottesville, VA 22901
David L. McLaughlin Family 2009 Trust	1515 London Rd., Charlottesville, VA 22901
Jean E. McLaughlin Family 2009 Trust	1515 London Rd., Charlottesville, VA 22901
Allen-McLaughlin APF Holdings, LLC	1515 London Rd., Charlottesville, VA 22901
Other Stockholders:

Schedule A-1